Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 49 to Registration Statement No. 2-49007 on Form N-1A of our report dated November 23, 2005 relating to the financial statements and financial highlights of Merrill Lynch Balanced Capital Fund, Inc. (the “Fund”) (to be renamed BlackRock Balanced Capital Fund, Inc.), and of our report dated November 23, 2005 relating to the financial statements and financial highlights of the Master Core Bond Portfolio (the “Portfolio”) (to be renamed Master Bond Portfolio) of Master Bond Trust, appearing in the corresponding Annual Reports on Form N-CSR of the Fund and of the Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. (to be renamed Bond Portfolio of the BlackRock Bond Fund, Inc.) for the year ended September 30, 2005, and to the references to us under the headings “Financial Highlights” in the Prospectus and “Financial Statements” in the Statement of Additional Information which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
September 21, 2006